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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 20, 2002


                             NEW WORLD PASTA COMPANY
                 (Exact Name of Registrant Specified in Charter)


          Delaware                            333-76763         52-2006441
(State or Other Jurisdiction                (Commission       (IRS Employer
      of Incorporation)                     File Number)    Identification No.)

 85 Shannon Road,  Harrisburg, Pennsylvania                       17112
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code: (717) 526-2000

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Item 5. Other Events.

     On November 20, 2002, New World Pasta Company (the "Company") issued a press release relating to its inability to complete its financial statements for fiscal quarter ended September 28, 2002. A copy of the press release, which is incorporated herein by reference, is attached as an exhibit.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               (a)  Not applicable.

               (b)  Not applicable.

               (c)  Exhibits.

     99.1      Press Release issued by New World Pasta Company on November 20,
2002.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NEW WORLD PASTA COMPANY


Date: November 20, 2002             By:       /s/ Wayne Robison
                                       -----------------------------------------
                                       Name:  Wayne Robison
                                       Title: Vice President, Finance, Chief
                                              Financial Officer and Treasurer

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Number and
Description of Exhibit
-----------------------

99.1     Press Release issued by New World Pasta Company on November 20, 2002.